Long-term Debt	6 Months Ended
Jun. 30, 2017
Long-term Debt [Abstract]
Long-term Debt:
9. Long-term Debt:
The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31, 2016	June 30, 2017
Secured Credit Facilities - Drybulk Segment	16,935	667
Secured Credit Facilities - Gas Carrier Segment	-	37,500
Less: Deferred financing costs	(124)	(658)
Total debt	16,811	37,509
Less: Current portion	(16,811)	(3,566)
Long-term portion	$-	$33,943

Term bank loans and credit facilities
The bank loans are payable in U.S. Dollars in quarterly installments with balloon payments due at maturity until June 2023. Interest rates on the outstanding loans as at June 30, 2017, are based on LIBOR plus a margin.

During February 2017, May 2017, the Company made the first and second scheduled installments totaling of $1,333, according to the agreement concluded on November 18, 2016, under its loan agreement dated June 20, 2008.
On April 25, 2017, the Company made a prepayment of $15,158 and repaid in full the outstanding amount and overdue interest under a loan agreement dated March 19, 2012.

On June 22, 2017, the Company entered into a secured term bank loan of up to $150,000 to partially finance the construction costs relating to the four Very Large Gas Carriers Anderida, Aisling, Mont Fort and Mont Gelé. The facility bears interest at LIBOR plus a margin and is repayable in twenty-four quarterly installments. During June 2017, the Company drew an amount of $37,500, related to the delivery of the vessel Anderida.

The aggregate available undrawn amounts under the Company's facilities at December 31, 2016 and June 30, 2017, were $0 and $112,500, respectively.

The weighted-average interest rates on the above outstanding debt were 3.12% for the six-month period ended June 30, 2016 and 4.04% for the six-month period ended June 30, 2017.

The Company's secured credit facility dated June 22, 2017, is secured by first priority mortgage over the Company's VLGCs, corporate guarantees, first priority assignments of all freights, earnings, insurances and requisition compensation. The loan contains customary financial covenants that restrict, without the bank's prior consent, changes in management and ownership of the vessels, the incurrence of additional indebtedness and mortgaging of vessels and changes in the general nature of the Company's business. The loans also contain certain financial covenants relating to the Company's financial position and operating performance, such as maintaining liquidity above a certain level. The Company's secured credit facility impose operating and negative covenants on the Company and its subsidiaries. These covenants may limit DryShips' subsidiaries' ability to, among other things, without the lenders' prior consent (i) incur additional indebtedness, (ii) change the flag, class or management of the vessels mortgaged under such facility, (iii) create or permit to exist liens on their assets, (iv) make loans, (v) make investments or capital expenditures, and (vi) undergo a change in ownership or control.

As of June 30, 2017, the Company was in compliance with the covenants in its credit facilities.

Total interest incurred on long-term debt and amortization of debt issuance costs, including capitalized interest, for the six-month periods ended June 30, 2016 and 2017, amounted to $4,976, and $6,865, respectively. These amounts net of capitalized interest are included in "Interest and finance costs" in the accompanying unaudited interim condensed consolidated statements of operations.

The annual principal payments required to be made after June 30, 2017, including balloon payments, totaling $38,167, are as follows:

Due through June 30, 2018	$3,711
Due through June 30, 2019	3,045
Due through June 30, 2020	3,045
Due through June 30, 2021	3,045
Due through June 30, 2022	3,045
Due through June 30, 2023	22,276
Total principal payments	38,167
Less: Deferred financing costs	(658)
Total debt	$37,509

The Sierra Revolving Facility Agreement is discussed in note 3 herein.